SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 21, 1996
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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     Georgia                         1-6468                  58-0257110
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(State or other jurisdiction    (Commission File  (IRS Employer Identification
    of incorporation)              Number)                      No.)


  333 Piedmont Avenue, N.E., Atlanta, Georgia          30308
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   (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code        (404) 526-6526
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                                       N/A
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             (Former name or former address, if changed since last report.)




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Item 5.         Other Events.
                On August 21, 1996, Georgia Power Company (the "Company") and Georgia Power Capital Trust I (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 9,000,000 7.75% Trust Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-06037, 333-06037-01, 333-06037-02 and 333-06037-03) of the Company and
the Trust.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

              1 Underwriting Agreement, dated August 21, 1996, among the Company, the Trust and Lehman Brothers Inc.


            4.1 Subordinated Note Indenture dated as of August 1, 1996, between the Company and The Chase Manhattan
                     Bank, as Trustee.

            4.2 Supplemental Indenture dated as of August 15, 1996, providing for the issuance of the Company's Series A 7.75% Junior Subordinated Notes due June 30, 2036.

            4.5 Amended and Restated Trust Agreement of Georgia Power Capital Trust I.

            4.6 Form of Preferred Security of Georgia Power Capital Trust I (included in Exhibit 4.5 above).


            4.7 Form of Series A 7.75% Junior Subordinated Note (included in Exhibit 4.2 above).

            4.8      Guarantee Agreement relating to Georgia Power Capital
                     Trust I.


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           4.9       Agreement as to Expenses and Liabilities relating to
                     Georgia Power Capital Trust I (included in Exhibit 4.5 above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     August 28, 1996              GEORGIA POWER COMPANY



                                       By  /s/  Wayne Boston
                                            Wayne Boston
                                         Assistant Secretary